                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ___________________________________



                                    FORM 8-K



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 13, 1996 (November 7,
1996)


                           ESSEX PROPERTY TRUST, INC.
                          (Exact name of Registrant as
                           Specified in its Charter)

                                    MARYLAND
                          (State or Other Jurisdiction
                               of Incorporation)

                                    1-13106
                            (Commission File Number)

                                   77-0369576
                       (IRS Employer Identification No.)


                             777 CALIFORNIA AVENUE
                              PALO ALTO, CA 94304
                                 (415) 494-3700
         (Address, Including Zip Code, and Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)



                               Page 1 of 9 Pages

Item 5.  OTHER EVENTS.

On November 7, 1996, Essex Property Trust, Inc. (the "Company"), in an arms-length transaction with an unrelated third party, acquired the Meadowood Apartments ("Meadowood"), a 320-unit multi-family residential property in Simi Valley, California, at a total capitalized cost (acquisition cost plus renovation and reconstruction costs committed at the time of the acquisition) of $26.4 million. Meadowood contains a total of 264,568 rentable square feet. The purchase price was based upon a number of factors, including historical and projected rental income, appropriate capitalization rates for similar properties, market comparables, prevailing market conditions in the area and extensive due diligence studies including review of financial operations and physical inspection.

The Company partially financed this acquisition through the assumption of $17.73 million in tax exempt bonds with a 6.455% interest rate. The interest rate on the bonds is fixed through February 2008 at which time they will be repriced at the market rate at that time. The bonds mature in January 2026. The balance of the purchase price was funded by the October 24, 1996 issuance of $19.42 million in variable rate tax exempt bonds issued by the City of Camarillo in connection with the financing of Camarillo Oaks Apartments. The Camarillo bonds carry a "AAA" rating and are enhanced by FNMA and mature in October 2026. The bonds have a seven year interest rate cap at 7%.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements.

              Meadowood Apartments Historical Summary of Gross Income and Direct Operating Expenses.

              Item                                               Page
              ----                                               ----

              Independent Auditors' Report                         1

              Historical Summary of Gross Income and
              Direct Operating Expenses                            2

              Notes to Historical Summary of Gross
              Income and Direct Operating Expenses                 3

         (b)  Pro Forma Financial Statements.

         Pro forma financial information concerning the period from January 1, 1996 through September 30, 1996 was included in the Form 10-Q Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Quarterly Period Ended September 30, 1996, filed by the Company with the Securities and Exchange Commission on November 14, 1996.

         (a)  Exhibits.

         There are no exhibits filed with this Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ESSEX PROPERTY TRUST, INC.



December 13, 1996             By: /s/ Mark J. Mikl
                                  ---------------------
                                  Mark J. Mikl
                                  Controller

                              MEADOWOOD APARTMENTS

                     Historical Summary of Gross Income and
                           Direct Operating Expenses

                               December 31, 1995

                  (With Independent Auditors' Report Thereon)

                              MEADOWOOD APARTMENTS

                     Historical Summary of Gross Income and
                           Direct Operating Expenses

                          Year Ended December 31, 1995



                                    CONTENTS


                                                                            Page
                                                                            ----
Independent Auditors' Report................................................  1

Historical Summary of Gross Income and Direct Operating Expenses............  2

Notes to Historical Summary of Gross Income and Direct Operating Expenses...  3

                         INDEPENDENT AUDITORS' REPORT


The Board of Directors
Essex Property Trust, Inc.:

We have audited the accompanying historical summary of gross income and direct operating expenses (the Summary) of Meadowood Apartments (the Property) for the year ended December 31, 1995. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and excludes certain expenses, described in note 1, and therefore is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note 1, of Meadowood Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



San Francisco, California                    /s/ KPMG Peat Marwick LLP
December 13, 1996                            KPMG Peat Marwick LLP

                              MEADOWOOD APARTMENTS

                     Historical Summary of Gross Income and
                           Direct Operating Expenses

                          Year ended December 31, 1995

Gross Income:
  Rental income                   $ 3,023,522
  Other                                46,620
                                  -----------

                                    3,070,142
                                  -----------

Direct operating expenses:
  Maintenance and repairs             250,492
  Real estate taxes                   229,494
  Utilities                           202,716
  Administrative                      162,806
  Advertising                          30,667
  Insurance                            26,406
  Other                                 1,563
                                  -----------

                                      904,144
                                  -----------

Excess of gross income over
 direct operating expenses        $ 2,165,998
                                  ===========


                              MEADOWOOD APARTMENTS

                Notes to Historical Summary of Gross Income and
                           Direct Operating Expenses

                          Year ended December 31, 1995


(1) PROPERTIES AND ACCOUNTING PRESENTATION

    The historical summary of gross income and direct operating expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission ("Rule 3-14") and relates to the operations of Meadowood Apartments, a 320-unit apartment community located in Simi Valley, California, which was acquired by Essex Property Trust, Inc. (the Company) on November 7, 1996.

    In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

    The acquisition of the property may result in a new valuation for purposes of determining future property tax assessments.

    Rental revenue is recognized on the accrual basis of accounting. Tenant leases are generally for a one year period or less.

(2) ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS (UNAUDITED)

    Pro forma cash available from operations and pro forma taxable income for 1995 are shown below. Pro forma taxable income is derived by deducting depreciation. The Company has and intends to continue to qualify as a real estate investment trust (REIT) under the Internal Revenue Code ("Code") REIT provisions. That is, the Company is generally not subject to federal income tax if it distributes at least 100% of its taxable income and otherwise complies with the REIT provisions of the Code. Depreciation expense was estimated applying the appropriate tax life ( 27.5 years) on a straight line basis.

       Revenues                                       $ 3,070,142
       Operating expenses                                 904,144
                                                      -----------
       Pro forma cash available from operations         2,165,998

       Depreciation expense                               655,000
                                                      -----------
       Pro forma taxable income                       $ 1,510,998
                                                      ===========